WELLS FARGO ADVANTAGE FUNDS

December 1, 2005

Prospectus

Wells Fargo Advantage Large Cap Stock Funds – Administrator Class

Wells Fargo Advantage Capital Growth Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Large Cap Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this Prospectus.

Large Cap Stock Funds Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Capital Growth Fund (WFCDX)	Seeks long-term capital appreciation.

4	Capital Growth Fund Prospectus

PRINCIPAL STRATEGIES

We invest principally in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

Capital Growth Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund makes foreign investments through American Depositary Receipts (“ADRs”). Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

6	Capital Growth Fund Prospectus

FUND	SPECIFIC RISKS

Capital Growth Fund	The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Capital Growth Fund Prospectus	7

Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Capital Growth Fund was organized as the successor fund to the Strong Large Company Growth Fund and the Strong Endeavor Fund, with the former being the accounting survivor. The predecessor Strong fund was reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Fund reflects the historical information for its predecessor.

Capital Growth Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q4 ’99 • 29.98%	Worst Qtr.:	Q2 ’02 • (13.18)%

*	The Fund’s year-to-date performance through September 30, 2005 was 7.35%.

8	Capital Growth Fund Prospectus

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. And after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 6/30/03)[1]	18.06%	2.73%	10.32%
Administrator Class Returns After Taxes on Distributions	18.06%	1.43%	9.04%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	11.74%	1.54%	8.26%
Russell 1000 Growth Index[2] (reflects no deduction for expenses or taxes)	6.30%	(9.29)%	2.52%
S&P 500 Index[3] (reflects no deduction for expenses or taxes)	10.87%	(2.30)%	5.57%
[1]	Performance shown reflects the performance of the Class K shares of the predecessor Strong Large Company Growth Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, and prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund which incepted on 11/3/97, adjusted to remove the load previously charged on the Rockhaven Premier Fund.
[2]	The Fund has selected the Russell 1000 Growth Index to replace the S&P 500 Index going forward because the Russell 1000 Growth Index is more representative of the breadth of the Fund’s holdings.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

Capital Growth Fund Prospectus	9

Large Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
Capital Growth Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Capital Growth Fund
Management Fees[2]	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[3]	0.52%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.27%
Fee Waivers	0.33%

NET EXPENSES[4]	0.94%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets over $4.99 billion.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Capital Growth Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

Capital Growth Fund
1 YEAR	$96
3 YEARS	$370
5 YEARS	$665
10 YEARS	$1,505

Capital Growth Fund Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

Provides a summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Capital Growth Fund Prospectus

Capital Growth Fund

Portfolio Managers:    Thomas J. Pence, CFA; Erik J. Voss, CFA

Investment Objective

The Capital Growth Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in securities of large-capitalization companies that we believe offer the potential for above-average earnings growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more.

To identify stocks that offer the opportunity for growth, we look for stocks that have attractive growth prospects, (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry).

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Capital Growth Fund Prospectus	13

Capital Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended July 31, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON JUNE 30, 2003
For the period ended:	July 31, 2005[1]	Dec. 31, 2004	Dec. 31, 2003[2]
Net asset value, beginning of period	$15.82	$13.40	$11.96
Income from investment operations:
Net investment income (loss)	(0.02)[3]	(0.01)	(0.00)[8]
Net realized and unrealized gain (loss) on investments	0.91	2.43[4]	1.44[5]
Total from investment operations	0.89	2.42	1.44
Less distributions:
Distributions from net investment income	0.00	0.00	0.00
Distributions from net realized gain	(0.01)	0.00	0.00
Total distributions	(0.01)	0.00	0.00
Net asset value, end of period	$16.70	$15.82	$13.40
Total return[6]	5.64%	18.06%	12.04%
Ratios/supplemental data:
Net assets, end of period (000s)	$75,840	$4,895	$1,026
Ratios to average net assets[7]:
Ratio of expenses to average net assets	0.93%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.08)%	(0.03)%
Portfolio turnover rate[9]	57%	239%	229%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[7,10]	1.27%	1.32%	2.13%
[1]	In 2005, the Fund changed its fiscal year end from December 31 to July 31.
[2]	For the period from June 30, 2003 (commencement of Class) through December 31, 2003.
[3]	Calculated based upon average shares outstanding.
[4]	Includes redemption fee of $0.01.
[5]	Includes redemption fee of $0.02.
[6]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[7]	Ratios shown for periods of less than one year are annualized.
[8]	Amount calculated is less than $0.005.
[9]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[10]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	Capital Growth Fund Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in foreign companies (including investments made through ADRs and similar investments), subject to additional risks, including less liquidity and greater price volatility. The Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Fund may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Capital Growth Fund Prospectus	15

Additional Strategies and General Investment Risks

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

16	Capital Growth Fund Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

Credit, Counter-Party and Leverage Risk

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

Market Risk

Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk

Capital Growth Fund Prospectus	17

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Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

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INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Capital Growth Fund Prospectus	19

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of the Fund is available in the Fund’s annual report for the fiscal year ended July 31, 2005. As of July 31, 2005, Funds Management managed over $105 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Capital Growth Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of July 31, 2005, Wells Capital Management managed assets aggregating in excess of $163 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

20	Capital Growth Fund Prospectus

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend distribution services to the Fund.

Capital Growth Fund Prospectus	21

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Capital Growth Fund Prospectus

How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Fund should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee;

•	Registered investment adviser mutual fund wrap programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM );

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $1 million in the Fund; and

•	Under certain circumstances and for certain groups as detailed in the Fund’s Statement of Additional Information.

In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options

Capital Growth Fund Prospectus	23

Your Account

to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund’s Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

24	Capital Growth Fund Prospectus

How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Your redemptions are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

Capital Growth Fund Prospectus	25

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund’s policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

26	Capital Growth Fund Prospectus

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Capital Growth Fund Prospectus	27

Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income and any realized net capital gains at least annually. We offer the following distribution option. Contact your Institution for other distribution options.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

28	Capital Growth Fund Prospectus

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of their portfolio holdings is available in the Fund’s Statement of Additional Information and on the Fund’s web site at www.wellsfargo.com/advantagefunds.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are require to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), number and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Capital Growth Fund Prospectus	29

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Thomas J. Pence, CFA

Capital Growth Fund and its predecessor since 2004

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management, Inc. (“CCM”). While at CCM, he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

Erik J. Voss, CFA

Capital Growth Fund and its predecessor since 2005

Mr. Voss joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at SCM since October 2000. From January 1997 to October 2000, Mr. Voss was employed at CCM as a portfolio manager. From 1993 through 1997, Mr. Voss was an equity analyst for Gardner Lewis Asset Management. Mr. Voss received his B.S. degree in Mathematics in 1989 and his M.S. degree in Finance from the University of Wisconsin in 1993.

30	Capital Growth Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Capital Growth Fund Prospectus	31

Glossary

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Portfolio Turnover Rate, Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

32	Capital Growth Fund Prospectus

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Capital Growth Fund Prospectus	33

Please find Wells Fargo Advantage Funds' Privacy Policy inside this back cover.

WELLS FARGO ADVANTAGE FUNDS

More information about *Wells Fargo Advantage Funds* is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266

Email: wfaf@wellsfargo.com
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778
Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-0102; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT55636 02-06
125CGAM/P120 (02/06)
ICA Reg. No. 811-09253